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                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (the "Agreement") is entered into as of January 5, 2000, by and among DME Interactive Holdings, Inc., a Delaware corporation (the "Company"), and Janssen Partners, Inc. (the "Janssen").

      WHEREAS, Janssen has been issued 500,000 shares of the Company's Common Stock and a warrant to purchase 500,000 shares of common stock as a fee in connection with the transactions contemplated in Stock Purchase Agreement, dated January 5, 2000 ("SPA").

      WHEREAS, in connection with such transactions, the Company and Janssen desire to enter into certain arrangements with respect to the registration for public sale under the Securities Act of 1933, as amended (the "Securities Act"), of the shares of the Company's common stock, par value $.001 per share.

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Janssen hereby agree as follows:

      1.    Definitions.

            1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            1.2 "Company" shall mean DME Interactive Holdings, Inc., a Delaware corporation.

            1.3 "Common Shares" shall mean the shares of common stock, par value $.001 per share, authorized by the Company's Certificate of Incorporation and any additional shares of common stock which may be authorized in the future by the Company, and any stock into which such Common Shares may hereafter be changed.

            1.4 "Public Offering" shall mean any offering of Common Shares to the public, either on behalf of the Company or any of its security holders, pursuant to an effective registration statement under the Securities Act.

            1.5 "Janssen" shall mean Janssen Partners, Inc.


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            1.6 "Registrable Securities" shall mean (a) the Common Shares issued to Janssen in connection with the transactions contemplate by the SPA, (b) the Common Shares issuable upon the exercise of the Warrant issued to Janssen in connection with the transactions contemplated by the SPA and (c) any additional securities issued with respect to the above-described securities upon any stock split, stock dividend, recapitalization, or similar event. Registrable
Securities shall cease to be Registrable Securities upon the first to occur of :
(i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall be eligible to be distributed pursuant to Rule 144 under the Securities Act in a single three-month period by the holder thereof, (iii) such securities shall have ceased to be outstanding or (iv) five (5) years after the date hereof.

            1.7 "Registration Expenses" shall mean the expenses described in
Section 5.

            1.8 "Securities Act" shall mean the Securities Act of 1933, as amended.

      2.    Piggyback Registration.

            2.1 Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a registration statement on Form S-8, Form S-4 or other limited purpose form and expressly excluding a post-effective amendment to registration statement), the Company will give written notice of its determination to all record holders of Registrable Securities. Upon the written request of a record holder of any Registrable Securities given within 30 days after the date of any such notice from the Company, the Company will, except as herein provided, cause all Registrable Securities the registration of which is requested to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.

            2.2 If any registration pursuant to Section 2.1 is underwritten in whole or in part, the Company may require that the Registrable Securities included in the registration be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of the Public Offering, the inclusion of all of the Registrable Securities originally covered by requests for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares offered by the Company, the number of Registrable Securities to be included in the Public Offering may be reduced pro rata, among the requesting holders thereof in proportion to the number of Registrable Securities included in their respective requests for registration. The Registrable Securities which are thus excluded from the underwritten Public Offering shall be withheld from the market by the holders thereof for a period which the managing underwriter reasonably determines is necessary in order to effect the Public Offering. If the managing underwriter of an public offering of Common Shares requests that Registrable Securities be excluded from such offering, the Company shall not be required to include any Registrable Securities in such registration statement.

      3. Registration Procedures. If and whenever the Company is required by the provisions of Article 2 to include Registrable Securities in a Registration Statement under the Securities Act, the Company will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition specified by the holders participating therein. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible:

            3.1 use its best efforts to cause such registration statement to become effective; provided, however, that as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish counsel for the requesting holders of Registrable Securities with copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and the Company will make the corrections reasonably requested by such holder with respect


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to such information prior to filing such registration statement or amendment.

            3.2 Prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included in such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (a) such time as all of the Registrable Securities included in such registration statement have been disposed of in accordance with the intended methods of disposition by the holder or holders thereof as set forth in such registration statement or (b) one hundred eighty (180) days after such registration statement becomes effective.

            3.3 Promptly notify each requesting holder and the underwriter or underwriters, if any, of:

            (a) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

            (b) any written request by the Commission for amendments or supplements to such registration statement or prospectus;

            (c) any notification received by the Company from the Commission regarding the Commission's initiation of any proceeding with respect to, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

            (d) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

            3.4 Furnish to each holder of Registrable Securities included in such registration statement such number of conformed copies of such registration statement and of each amendment and



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supplement thereto, and such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such holder may reasonably request to facilitate the disposition of its Registrable Securities.

            3.5 Use its best efforts to register or qualify all Registrable Securities included in such registration statement under the securities or "blue sky" laws of such states as each holder of Registrable Securities shall reasonably request within twenty (20) days following the original filing of such registration statement and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such states of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required
(a) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 5.5 be obligated to be so qualified, (b) to consent to general service of process in any such jurisdiction or (c) to subject itself to taxation in any such jurisdiction by reason of such registration or qualification.

            3.6 Use its best efforts to cause all Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities.

            3.7 Notify each holder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be


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necessary so that, as thereafter delivered to the purchasers of such Registrable
Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3.8 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

            3.9 Use its best efforts to cause all Registrable Securities included in such registration statement to be listed, upon official notice of issuance, on any securities exchange or quotation system on which any of the securities of the same class as the Registrable Securities are then listed.

            3.10 The Company may require each holder whose Registrable Securities are being registered to, and each such holder, as a condition to including Registrable Securities in such registration statement, shall, furnish the Company and the underwriters with such information and affidavits regarding such holder and the distribution of such Registrable Securities as the Company and the underwriters may from time to time reasonably request in writing in connection with such registration statement. At any time during the effectiveness of any registration statement covering Registrable Securities offered by a holder, if such holder becomes aware of any change materially affecting the accuracy of the information contained in such registration statement or the prospectus (as then amended or supplemented) relating to such holder, it will immediately notify the Company of such change.

            3.11 Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.7, each holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder receives the copies of the supplemented or amended prospectus contemplated by
Section 3.7 and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities.

            3.12 If requested by the Company or its underwriters, none of the holders will sell their Registrable Securities for a


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specified period (not to exceed one hundred and eighty (180) days) following the effective date of a Registration Statement relating to the sale of Securities by the Company.

      4. Expenses. With respect to any registration requested pursuant this Agreement, the Company shall bear all of the expenses ("Registration Expenses") incident to the Company's performance of or compliance with its obligations under this Agreement in connection with such registration including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses or complying with state securities or "blue sky" laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of any policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered obtained by the Company (it being understood that the Company shall have no obligation to obtain such insurance) and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities and any fees and disbursements of counsel and accountants to the holders of the Registrable Securities, which discounts, commissions, transfer taxes, fees and disbursements shall in any registration be payable by the holders of the Registrable Securities being registered, pro rata in proportion to the number of Registrable Securities being sold by them.

      5.    Indemnification.

            5.1 The Company will, to the full extent permitted by law, indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement, and its directors, officers and partners and each other person, if any, who controls such holder within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (collectively, "Losses") to which such holder or any such director, officer, partner or controlling person may become subject under the Securities Act


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or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse the holder and each such director, officer, partner and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such Losses (or action or proceeding in respect thereof); provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information furnished by such holder specifically for use in the preparation of the registration statement or (b) such holder's failure to send or give a copy of the final prospectus to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, partner or controlling person of such holder and shall survive the transfer of such securities by such holder. The Company shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent provided above with respect to holders of Registrable Securities.

            5.2 Each holder of Registrable Securities which are included in a registration pursuant to the provisions of this Agreement will, to the full extent permitted by law, indemnify and hold harmless the Company, its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act from and against any and all


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Losses to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a registration statement prepared and filed hereunder, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation of such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person of the Company. The holder of Registrable Securities included in a registration statement shall also indemnify each other person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors, and partners, and each other person, if any, who controls any such participating person within the meaning of the Securities Act to the same extent as provided above with respect to the Company. In no event shall the liability of any holder under this
Section 7.2 exceed the net proceeds received by such holder from the sale of their Registrable Securities.

            5.3 Promptly after receipt by a party indemnified pursuant to the provisions of Section 5.1 or Section 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 5.1 or Section 5.2, promptly notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party, the indemnifying party


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shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party reasonably concludes that there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 5.1 or Section 5.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof unless (a) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (b) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (c) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel or counsels for the indemnified parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation without the consent of the indemnified party. No indemnifying party shall be subject to any liability for any settlement made without its consent. An indemnified party may at any time elect to participate in the defense of any claim or proceeding at its own expense.


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      6.    Covenants Relating to Rule 144. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will use its best efforts to use its best efforts to (a) file reports in compliance with the Exchange Act and (b) comply with all rules and regulations of the Commission applicable to the use of Rule 144.

      7. Underwritten Offerings. If a distribution of Registrable Securities pursuant to a registration statement is to be underwritten, the holders whose Registrable Securities are to be distributed by such underwriters shall be parties to such underwriting agreement. No requesting holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any requesting holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the managing underwriter, and each of the remaining requesting holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining requesting holder bears to the total number of Registrable Securities being registered by all such remaining requesting holders.

      8. Amendment. The Company shall not amend this Agreement without the written consent of the holders of more than 50% of the Registrable Securities.






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      9.    Termination.  This Agreement, and all of the Company's
obligations hereunder (other than its obligations pursuant to Article 7, which obligations shall survive such termination), shall terminate the date on which there are no Registrable Securities outstanding or


                                    DME INTERACTIVE HOLDINGS, INC.



                                    By:  /s/ Darien Dash
                                        ----------------------------------

                                    Name:  Darien Dash
                                    Title: President

                                    Janssen Partners, Inc.
                                    By:  /s/ David Janssen
                                        ----------------------------------
                                    Name:    David Janssen
                                           -------------------------------
                                    Title:   Principal
                                           -------------------------------




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